Friday | December 16 | 2022 Technology Fueled Growth

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAYINVESTOR DAY 2 AGENDA STRENGTHENING OUR FINANCIAL OUTLOOK Damon Audia, CFO EXECUTING OUR FARMER FIRST STRATEGY Eric Hansotia, CEO 01 IMPROVED OUTCOMES THROUGH TECHNOLOGY Seth Crawford, SVP & General Manager, Precision Ag & Digital 02 DELIVERING VALUE THROUGH SUSTAINABILITY Louisa Parker Smith, Director of Global Sustainability 03 04

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 3 INVESTOR DAY Forward-looking statements in this presentation including statements about our strategic plans and initiatives as well as their financial impacts, demand, product development and capital expenditure plans and timing of those plans and our expectations with respect to the costs and benefits of those plans and timing of those benefits, future revenue, price levels, margins, earnings, cash flow, and other financial metrics, are subject to risks that could cause actual results to differ materially from those suggested by the statements. These risks include, but are not limited to, adverse developments in the agricultural industry, including those resulting from COVID-19 (including plant closings, workforce availability, and product demand), supply chain disruption, weather, commodity prices, changes in product demand, interruptions in supply of parts and products, the possible failure by us to develop new and improved products on time, including premium technology and smart farming solutions, within budget and with the expected performance and price benefits, introduction of new or improved products by our competitors and reductions in pricing by them, the war in the Ukraine, difficulties in integrating acquired businesses and in completing expansion and modernization plans on time and in a manner that produces the expected financial results, and adverse changes in the financial and foreign exchange markets. Actual results could differ materially from those suggested in these statements. Further information concerning these and other risks is included in AGCO’s filings with the SEC, including its Form 10-K for the year ended December 31, 2021 and subsequent Form 10-Q filings. AGCO disclaims any obligation to update any forward-looking statements except as required by law. SAFE HARBOR

EXECUTING OUR FARMER FIRST STRATEGY Eric Hansotia | Chief Executive Officer 5

6 EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY AGCO IS THE LARGEST PURE PLAY FARM EQUIPMENT MANUFACTURER IN THE WORLD Multi-brand Focus: ~23,000 Global Employees 1990 Year Founded ~$12.6B Annual Revenue(1) Technology- Rich Products Across the Crop Cycle $9.9B(2) Market Cap ($M) (1) Projected 2022 Net Sales (2) As of December 14, 2022

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY

SUPPORTIVE MACRO TRENDS & HEALTHY END MARKETS

MACRO TRENDS

- Population Growth
- Protein Consumption
- Farming Acreage
- Increased Demand for Biofuel
- Rising Input Costs with Increased Focus on Sustainability

EUROPEAN MARKETS(1)	Farmgate and Futures Prices Still ABOVE AVERAGE LEVEL	REPLACEMENT CYCLES for Machinery Are Getting Shorter
US MARKETS(2)	CONTINUED STRENGTH in US Farm Income beyond 2022	CROP CASH RECEIPTS Expected to Increase by ~15% in 2022
SOUTH AMERICAN MARKETS	2022 Farm Income EXPECTED NEAR RECORD LEVELS	Continued EXPANSION OF FARMLAND

AGCO is Well-Positioned to Address MACRO TRENDS and BETTER SERVE FARMERS

1) Source EME Industry Forecasting, update September 2022 2) Values are adjusted for inflation using the U.S. Bureau of Economic Analysis Gross Domestic Product Price Index (BEA API series code: A191RG) rebased to 2022 by USDA, Economic Research Service. USDA, Economic Research Service, Farm Income and Wealth Statistics. Data as of September 1, 2022

7

AGCO Your Agriculture Company

8 EVOLUTION TO FARMER-FIRST TECHNOLOGY COMPANY FOCUSED ON GROWTH STRONG FOUNDATION TRANSFORMATION ACCELERATING PERFORMANCE (1990 - 2004) (2004 - 2020) (2021 and Beyond) Holding Company with Multiple Brands 40+ Acquisitions Consolidation of Brands & Platforms Global Expansion Announces Farmer First Strategy Technology Development EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY Distribution Optimization

9 SUSTAINABILITY OUR PURPOSE Farmer-Focused Solutions to Sustainably Feed Our World OUR VISION Trusted Partner for Industry-Leading, Smart Farming Solutions WINNING OUTCOMES FARMER FIRST ENABLERS KEY INITIATIVES Exceptional Customer Experiences That Reinforce Brand Promises High Quality, Smart Solutions That Create Customer Value Customer-Connected Distribution Digitally Enabled Growth Global Fendt Full-Line Precision Ag Global Parts & Services Optimize Massey Ferguson Full Potential Grain & Protein Transformation Global Distribution Partner of Choice Increasing Customer Net Promoter Score (NPS) Employer of Choice Best-In-Class Employee Engagement Investment of Choice Increasing Return on Net Assets EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY Culture Farmer First Speak Up! Team Up!

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAYEXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 10 SUSTAINABILITY WITHOUT COMPROMISE Securing the Sustainability of Farmers’ Operations is Essential to Their Long-Term Growth and Productivity SUSTAINABILITY ACROSS THE FOOD CHAIN Advancing SOIL HEALTH AND CARBON SEQUESTRATION Through Smart Solutions DECARBONIZING Our Operations and Products Elevating HEALTH, SAFETY, AND WELLBEING Prioritizing ANIMAL WELFARE in Food Production

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 11 OPTIMIZING OUR DISTRIBUTION CHANNELS TO BETTER SERVE CUSTOMERS GLOBAL STANDARD SCORECARD Driving Increased Dealer Accountability DIGITIZING THE CUSTOMER EXPERIENCE Driving Increased Functionality for Customers DEPLOYING DIGITAL TOOLS Across Parts, Service, and Financing PERFORMANCE BASED Raising the Bar on Expectations INITIATIVES IMPLEMENTED TO BECOME PARTNER OF CHOICE

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 12 BUILDING CULTURE TO CREATE COMPETITIVE ADVANTAGE Achieving Better Farmer Outcomes SPEAK UP! Raising Challenging Topics Openly and Debating Respectfully TEAM UP! Maximizing AGCO Results Through Teamwork and Aligned Actions FARMER FIRST Putting Farmer Success at the Center of Everything

13 MASSEY FERGUSON OPTIMIZATION EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY SIMPLIFY PRODUCT PORTFOLIO from 26 Platforms to 18 with Additional Simplification Opportunities Identified ACCELERATE GROWTH through Global Dealer Network Optimization and Digitalization IMPROVE COST Structure Key Initiatives

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 14 CAPITALIZING ON GROWTH LEVERS TO GROW TOP-LINE AND EXPAND MARGIN SUSTAINABILITY GLOBAL FENDT FULL-LINE PRECISION AG GLOBAL PARTS & SERVICES BUSINESS

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAYEXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 15 EXPANSION OF GLOBAL FENDT FULL-LINE Taking the Best Equipment Global EXPANDING GLOBAL PRESENCE WORLD-CLASS PRODUCT PORTFOLIO Tractors, Combines, Planters, Sprayers, Balers An Award-Winning Full-Line of Products Designed to Meet Customer Needs STRONG POSITIONING: Goal is to Double FENDT Revenue in North and South America in Next 5 - 7 Years Targeted Growth Opportunities in North and South America Increased Dealer Participation in North and South America

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY STRONG GROWTH INITIATIVES GLOBAL PARTS AND SERVICES BUSINESS Virtuous Cycle Accelerated by Strong Growth Opportunities 18 EXPANDING DIGITAL SOLUTIONS INCREASES CUSTOMER LOYALTY ATTRACTIVE OPPORTUNITY DRIVEN BY: High Margin Sophisticated Products Driving HIGHER CUSTOMER ENGAGEMENT with AGCO Parts INDUSTRY LEADING Network Fill Rates ACCELERATE Service Contracts LATER LIFE Cycle Products Dealer PROFITABILITY Ecommerce Connected ASSET INSIGHTS STRONG MOMENTUM in Parts and Service Business with 8% CAGR Since 2020 GROWING NON-CYCLICAL REVENUE BASE

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY

PRECISION AG

Trusted Partner for Industry-Leading Smart Farming Solutions


Storage
Plan / Prep
Planting
Fertilizing
Spraying
Harvesting
EXPANDED SOLUTIONS THROUGHOUT THE CROP CYCLE

3X

SPEND ON SMART SOLUTIONS

Since 2019 Through Funding Prioritization, Portfolio Shift and Acquisitions

ROBUST PORTFOLIO FOCUSED ON DELIVERING WORLD-CLASS INNOVATION

Driving High Margin Revenue Growth


$1B
New Goal
20+% CAGR
~$400M
$541M
$650+M
Ahead of Schedule
$800M+ Original Goal
2020
2021
2022E
2023
2024
2025E

FUSE SMART FARMING. SYNCHRONIZED.

Precision Planting

AGCO Your Agriculture Company

19

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 20 AWARD WINNING INNOVATION Since 2020, AGCO and Its Portfolio of Products Have Received Over 60 Awards

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY

INNOVATION & TECHNOLOGY POSITION AGCO FOR THE FUTURE

AUTONOMOUS SOLUTIONS

FULLY AUTONOMOUS SOLUTIONS ACROSS CROP CYCLE BY 2030

AUTONOMOUS RETROFIT SOLUTIONS
Targeted for 2025



TARGETED SPRAYING

RETROFIT OFFERING in 2024

OEM SOLUTION Targeted for 2026



CLEAN EMISSIONS

FENDT e100 Fully Electric Tractor – Targeted Launch in 2024

NEW CORE AGCO POWER ENGINES
Fully Designed for Alternative Fuels

R&D EFFORTS on Alternative Fuels, Fuel Cells, Hybrid Hydrogen Fuel Cell Technology & Electric Drivetrains



21

AGCO
Your Agriculture Company

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAYEXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY 9.1% 2013 - 2021 Average Current Mid-Cycle Target 2026 Mid-Cycle Target 22 RAISING THE BAR ON SHAREHOLDER VALUE AGCO is Increasing Target Operating Margin O p e ra ti n g M a rg in 4.0% 6.3% 10% 12% Above Mid-Cycle Markets Would Allow AGCO to ACHIEVE 12% OPERATING MARGIN Ahead of Schedule

23 KEY TAKEAWAYS FARMER FOCUSED STRATEGY Strengthens Global Market Positioning SUSTAINABILITY is at the Core of Everything We Do Clear Levers to GROW SALES AND EXPAND OPERATING MARGIN While Continuing to Build Resiliency Within Our Business LEVERAGING TECHNOLOGY to Increase Yield and Optimize Farmer Inputs EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY

Seth Crawford | SVP & General Manager, Precision Ag & Digital IMPROVED OUTCOMES THROUGH TECHNOLOGY

2 INVESTOR DAY AGCO IS FOCUSED ON IMPROVING FARMER OUTCOMES THROUGH ADVANCED TECHNOLOGY IMPROVED OUTCOMES THROUGH TECHNOLOGY | AGCO’s Farmer First Strategy Brings Value and Sustainable Growth To Farmers Around The World AGCO Delivers Disruptive Technology Across the Crop Cycle and Equipment Lifespan to Drive Improved Farm Profitability and Sustainability

3 INVESTOR DAY DRIVING TECHNOLOGY FORWARD Strong Foundation to Deliver DISRUPTIVE TECHNOLOGY ACROSS THE CROP CYCLE Focused on Developing Solutions That Are Actionable and IN-LINE WITH FARMER NEEDS TODAY WHILE PREPARING FOR TOMORROW FARMER-FOCUSED INNOVATION Expands AGCO’s Current Product Offering and Total Addressable Market Strong Demand and Execution Position AGCO to DELIVER ABOVE ORIGINAL REVENUE GROWTH COMMITMENTS IMPROVED OUTCOMES THROUGH TECHNOLOGY |

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY 4 ORGANIC AND INORGANIC TECHNOLOGY DEVELOPMENT POSITIONS AGCO FOR LONG-TERM SUCCESS Organic Development Inorganic Development Retrofit & Systems Integration Retrofit & Embedded AUTONOMY AUTOMATION & ARTIFICIAL INTELLIGENCE DATA MANAGEMENT & LOGISTICS CONNECTIVITY AND ADVANCED SENSING GUIDANCE FOUNDATIONAL ARCHITECTURE Systems Integration & Advanced Features Rapidly Expanding Connectivity Connected Farm Enablement Expanding AI/AM to Enhance Full Fleet Across Crop Cycle

5 INVESTOR DAY

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAYIMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY Investment in Organic R&D Targeting ~4% of Annual Net Sales Partnerships with Academic and Sustainability Advocates Bolt-on Acquisitions Seeding Venture Capital STRENGTHENING OUR COMPETITIVE POSITION THROUGH MULTI-PRONGED APPROACH TO STRATEGIC INVESTMENTS OVER 500% INCREASE IN ENGINEERS SINCE 2018* Expanding Engineering Excellence 6 DRIVING HIGHER MARGINS AND RETURNS Increased Technology Development Refreshed, Competitive Products Expanding Key Differentiators *Precision ag group only

7 FARMER- FOCUSED INNOVATION FIRST RETROFIT AUTONOMOUS OFFERINGS • Grain Cart and Tillage in 2025 • Full Crop Cycle Autonomy by 2030 TARGETED SPRAYING • Retrofit Offering in 2024 • OEM Offering in 2026 INVESTOR DAYIMPROVED OUTCOMES THROUGH TECHNOLOGY |

8 ADDRESSING FARMER NEEDS TODAY AND TOMORROW

9 INVESTOR DAY FARMER FOCUS Digitally Enabled RETROFIT First SPECIALIZED, AG-FOCUSED Brands Full-line SMART FARMING Portfolio IMPROVED OUTCOMES THROUGH TECHNOLOGY | WE ARE WELL POSITIONED TO MEET FARMERS' CURRENT NEEDS We Develop Solutions That Are Actionable and In-Line With Farmers' Needs Today While Preparing for Tomorrow

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY 10 RETROFIT: INCREASING TOTAL ADDRESSABLE MARKET & ACCELERATING TECHNOLOGY ADOPTION Brand Agnostic Retrofit Enables Incremental Opportunity Unique to AGCO STRONG TECH STACK PROVIDES RETROFIT SOLUTIONS ACROSS PORTFOLIO OF OFFERINGS Accelerated by Strategic Acquisitions Plan / Prep Planting Fertilizing Storage Spraying Harvesting SOLUTIONS THROUGHOUT THE CROP CYCLE POSITIONS AGCO TO ADDRESS AN ADDITIVE AND SEPARATE MARKET OPPORTUNITY Via the Retrofit Portfolio of Solutions 7% Buy New Each Year 93% Incremental Opportunity

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY INCREASING ADDRESSABLE MARKET Disruptive Change to How Inputs are Used (e.g., Targeted Spraying Reducing Chemical Need) DRIVING SUSTAINABILITY Making Machine Park More Efficient and More Productive INCREASING FARMER PROFITABILITY Input Savings and Yield Improvement Specialized Channel to Take Innovations to Market Multiple Years Earlier, as Compared to Traditional OEMs SPEED TO MARKET ACCELERATING ADOPTION OF TECH SOLUTIONS Incrementalizing Farmer Investments Lowering Start-Up Costs for Technology Adoption RETROFIT STRATEGY 90% OF RETROFIT ITEMS are Leveraged on Non-AGCO Products 11

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY 12 SMART FARMING WITH EDGE PROCESSING: Leveraging the Right Data to Drive Better Yields REAL TIME DATA Allows Farmers to Sense and Act in the Moment Shining Light on Plant Needs and Solutions to Drive INCREASED YIELDS Leveraging EDGE PROCESSING and DATA COLLECTION 9 SENSOR Products Measure 18 CRITICAL ENVIRONMENTAL Factors MORE THAN 13,000 Sensor Measurements Per Second

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY 13 SMART PRODUCTS FOCUSED ON PRODUCTIVITY AND SUSTAINABILITY Precision Planting: Furrow Jet 187.5 190 177 193 209.5 212.5 215 214.8 Silty Clay Loam Light Silt Loam Silty Clay Loam Silt Loam B u /A c re Check Furrow Jet Field 1 Field 2 YIELD RESPONSE TO PLACEMENT Field 1 Field 2

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAYIMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY DRIVING STRONG RESULTS $ $100 $200 $300 $400 $500 $600 $700 Net Sales Net Sales Expon. (Net Sales) 14 RETROFIT GROWTH Developing Smart Products that Improve Operations on Farms Across the World Using a Unique Approach 24.8% CAGR (2018-2021) CAGR High Teens (2022-2025) WITH CONTINUED GROWTH OPPORTUNITY GLOBAL OEM GROWTH GLOBAL PENETRATION EXPANDING PORTFOLIO ACROSS BRANDS Soil PrepApplication Planning Harvesting

15 INVESTOR DAY

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY WITH CONTINUED GROWTH OPPORTUNITY DRIVING STRONG RESULTS INCREASING RECURRING REVENUE & SOFTWARE ENABLED FEATURES 16 FUSE: SMART FARMING. SYNCHRONIZED *North America and Europe +18% +16% +18% +20% 2019 2020 2021 2022e 2025e 90% INCREASE* SUBSCRIPTION REVENUE 2019-2021 UPSIDE GROWTH POTENTIALFuse Sales Growth FEATURES CHANNEL DEVELOPMENT GEOGRAPHY

IMPROVED OUTCOMES THROUGH TECHNOLOGY | **INVESTOR DAY**

SPECIALIZED AG: FENDT 700 VARIO GEN 7

Producing Great Innovations and Technologies Inspired by the Needs and Ideas of Our Customers


FUSE
SMART FARMING. SYNCHRONIZED.
TRACTOR OF THE YEAR 2023
TRACTOR OF THE YEAR
WINNER

PRECISION

GUIDANCE – The most wayline options of all tractor brands

IN FIELD AUTONOMY with Fendt's headland management

FendtONE terminal offers utmost control of guidance and core machine functions

MACHINE CONTROL

SECTION CONTROL – 96 sections on up to 5 booms

PRODUCTIVITY & EFFICIENCY

EXTENDED FendtONE Smart Ag Features

Fendt Connect fleet and performance monitoring

17

AGCO
Your Agriculture Company

18 EXECUTING OUR PLAN AND DELIVERING ABOVE ORIGINAL COMMITMENTS

IMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAYIMPROVED OUTCOMES THROUGH TECHNOLOGY | INVESTOR DAY ADDRESSABLE MARKET 29% 27% 12% 8% 7% 7% 4% 3% 2% 1% Fertilizer Machinery (Fixed) Machinery Fuel Crop Protection Seed Hired Labor Repairs & Maintenance Grain Drying Other 19 PRECISION AG BUSINESS EXPANDING TOTAL ADDRESSABLE MARKET DRIVING HIGH MARGIN REVENUE GROWTH 2020 2021 2022E 2023 2024 2025E ~$400M $541M $650+M $800M+ Original Goal $1B New Goal Ahead of Schedule Expanded Portfolio Channel Development Global Penetration Innovation Across All Makes Retrofit Channel Globally Expansion Across the Crop Cycle EXPANDING BEYOND MACHINERY

20 INVESTOR DAY DRIVING TECHNOLOGY FORWARD Strong Foundation to Deliver DISRUPTIVE TECHNOLOGY ACROSS THE CROP CYCLE Focused on Developing Solutions that are Actionable and IN-LINE WITH FARMER NEEDS TODAY WHILE PREPARING FOR TOMORROW FARMER-FOCUSED INNOVATION Expands AGCO’s Current Product Offering and Total Addressable Market Strong Demand and Execution Position AGCO to DELIVER ABOVE ORIGINAL REVENUE GROWTH COMMITMENTS IMPROVED OUTCOMES THROUGH TECHNOLOGY |

Louisa Parker Smith | Director of Global Corporate Sustainability DELIVERING VALUE THROUGH SUSTAINABILITY 1

2 INVESTOR DAYDELIVERING VALUE THROUGH SUSTAINABILITY | AGCO DEVELOPS FARMER FOCUSED SOLUTIONS TO SUSTAINABLY FEED OUR WORLD EXECUTED THROUGH OUR SUSTAINABILITY OBJECTIVES Industry Impact and Leadership Facilitating the Path to Global Food Security Innovative Products and Solutions Investing in Sustainability Projects and Partnerships We are committed to accelerating progress by INTEGRATING SUSTAINABILITY INTO THE DESIGN, MANUFACTURING AND DISTRIBUTION of smart agricultural solutions across the entire value chain OUR STRATEGY

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY

CLIMATE CHANGE SHAPES AGRICULTURE POLICY

Agriculture is Highly Exposed to Climate Change and an Important Part of the Solution

AGRICULTURE IS...

...GROWING FASTER THAN YOU REALIZE

Population reaching
~10 BILLION

Per capita food consumption growth of
8-12%

As a Result, Agriculture Emissions Are Likely to Increase

...RESPONSIBLE FOR HIGHLY IMPACTFUL EMISSIONS

Agriculture Accounts For


45%
80%

of CH_4 Emissions Globally

of N_2O Emissions Globally

...LARGER THAN YOU THINK

Total GHG Emission by Sector, %


32%
27%
24%
18%
Industry
Agriculture, Forestry, and Land Use Change
Other
Power & Heat

Note: Numbers Do Not Sum to 100 Due to Rounding

Driving Farmers To Do More With Less

EU

The EU Farm to Fork and Biodiversity Strategy Align Agriculture With the EU Green Deal Goals for Europe to Become the First Climate Neutral Continent by 2050

Farmer Subsidies Linked to Eco-Schemes

USA

SEC Proposed Climate Disclosures Would Require Public Companies to Disclose Extensive Climate-Related Information

Inflation Reduction Act Makes $20B Available for Climate Friendly Farming Practices

Upcoming Farm Bill 2023

BRAZIL

ABC+ Promotes Sustainable Agriculture Through Strategies of Adaptation and Mitigation of Greenhouse Gas Emissions

AGCO
Your Agriculture Company

3

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAYDELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY Securing the Sustainability of Farmers’ Operations is Essential to their Long-Term Growth and Productivity 4 SUSTAINABILITY ACROSS THE FOOD CHAIN Advancing SOIL HEALTH AND CARBON SEQUESTRATION Through Smart Solutions Prioritizing ANIMAL WELFARE in Food Production Elevating HEALTH, SAFETY, AND WELLBEING DECARBONIZING Our Operations and Products SUSTAINABILITY WITHOUT COMPROMISE

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY AGCO HAS MADE SOLID PROGRESS ON SUSTAINABILITY * December 2022. 5 KPIs 13% Reduction GHG Emission Intensity (2021) ADOPTING LEADING FRAMEWORKS Awards 2022 Sustainability Company of the Year 8% Reduction in Energy Intensity (2021) 12% Reduction in Total Case Incident Rate (2021) 52% & 32% Renewable Electricity & Energy (2021) 18% Women in Leadership (2021) 79% Participation Engagement Survey (2022) IMPROVED ESG RATINGS* ISS ESG Rating* 1 = Best in Class E: 3 (2020: 6/10) S: 1 (2020: 5/10) G: 1 (2020: 5/10) SUSTAINALYTICS 100 = Worst 18.0 (2020: 23.3) ‘Low Risk’ ‘Industry Top Rated’ MSCI ESG RATING Scale AAA-CCC A (2020: BBB)

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY

DECARBONIZING OUR VALUE CHAIN EMISSIONS

SCOPE 1 AND 2

2021 OPERATIONAL EMISSIONS
(Manufacturing sites)

SCOPE 1: 55,864 tCO_2e
Metric Tonnes Co2e

- Fuel Combustion (on-site)
- Company Vehicles

SCOPE 2: 49,455 tCO_2e
Metric Tonnes Co2e

- Electricity Consumption
- Other Forms of Energy

SCOPE 3

UPSTREAM EMISSIONS

CURRENTLY EVALUATING

CATEGORY 1

Purchased Goods & Services

DOWNSTREAM EMISSIONS

CURRENTLY EVALUATING

CATEGORY 11

Use of Products

6

AGCO
Your Agriculture Company

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY

EXPANDING EFFORTS TO OUR PRODUCTS & SUPPLIERS

Scope 3 Levers

FUEL EFFICIENCY AND CLEANER ENERGY

- MORE EFFICIENT ENGINES
- FULL/MILD HYBRID
- AGCO POWER CORE
- H2 AGRAR (Hydrogen)
- BATTERY ELECTRIC
- BIOMETHANE

SUPPLIER ENGAGEMENT

Launch of ECOVADIS TO TIER 1 SUPPLIERS

Case Study

FENDT e100

Fendt is prioritizing the research and development of the revolutionary e100 all electric tractor, currently in the advanced pilot stage and targeted for commercial launch in 2024.

Case Study

POWER CORE 75

AGCO Power CORE75 meets stringent emission standards without the need for Exhaust Gas Circulation systems. It's compatible with renewable HVO fuels, enabling up to 90% less greenhouse gas emissions. (Available in the Fendt 700 Vario Gen 7).

AGCO Your Agriculture Company

7

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY ADVANCING SOIL HEALTH CREATES A VIRTUOUS CYCLE OF BENEFITS FOR FARMERS RADICLE AGRONOMICSTM Transforming Soil Nutrient Management With Precise Tools and Reliable Agronomic Data GeoPress™, Automated Soil Sample Tagging Radicle LabTM, the World's First Fully Automated Soil Laboratory PRECISION AG TOOLS & TECHNOLOGIES Increasing Soil Productivity Capturing More Carbon Dioxide Driving Healthier Soil Leveraging Fewer Inputs Reducing Erosion 8

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAYDELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY Strong Product Portfolio • Tecno • Cumberland • Automated Production Systems (AP) • Scout • Edge Innovative Partnerships Drive Sustainable Solutions • Faromatics Acquisition • Optifarm Investment • University Partnerships PRIORITIZING ANIMAL WELFARE MEETS EVOLVING CONSUMER EXPECTATIONS 9 The World’s First Ceiling Suspended Robot That Autonomously Monitors Animal Welfare and Helps Farmers Improve Productivity Case Study SCOUTTM ALIGNING PRODUCTS AND SERVICES WITH THE FIVE DOMAINS OF ANIMAL WELFARE UNDERPINNED BY EXPERT ANIMAL WELFARE ADVISORY PANEL Dedicated to Furthering Our Efforts in Animal Welfare

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAYDELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY FARMERS ARE AT THE CENTER of Everything We Do With Over 20 PROJECTS Around the World, the Foundation has Reached More Than 20,000 PEOPLE and 200,000 HOUSEHOLDS in our Farming Communities AT AGCO… …AND IN OUR COMMUNITIES PURPOSE IS AT THE HEART OF OUR CULTURE ONE AGCO TEAM United by a Shared Purpose Building a DIVERSE AND INCLUSIVE Team Lead With a Dedication to SAFETY AND QUALITY Adopt Digital Solutions to IMPROVE the Way That We Work Deliver Results Through DISCIPLINED EXECUTION FARMER FIRST I Put Farmers’ Success at the Center of Everything I Do I Raise Challenging Topics Openly and Debate Respectfully SPEAK UP! I Maximize AGCO Results Through Teamwork and Aligned Actions TEAM UP! 10

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY ATTRACTING, DEVELOPING & RETAINING A DIVERSE & ENGAGED WORKFORCE DE&I New Goals: FOCUS 2.0 New Safety Goal Achieve Incident Rate of 1.5 BY 2025 (From 2.5 in 2021) Case Study CONTINUOUS LEARNING AND DEVELOPMENT Delivered 92,000 TRAINING HOURS to Employees Including 19,000 INSTRUCTOR-LED Training Hours FEMALE REPRESENTATION in Leadership Group 25% by 2030 (From 18% in 2021) Total GLOBAL Female Representation 25% by 2030 US MINORITY REPRESENTATION 20% by 2030 (From 14% in 2021) DE&I as Differentiator in Our Employee Value Proposition Aspiration of ZERO INCIDENTS TALENT KNOW IT Formal Learning That Includes Workshops, Reading and Other Structured Content SHARE IT Sharing of Best Practices and Knowledge With Peers, and Guidance Through Mentoring and Coaching EXPERIENCE IT Hands-On, On-The-Job Learning Through Projects and Problem Solving 11

DELIVERING VALUE THROUGH SUSTAINABILITY | INVESTOR DAY COMMITTED TO A SUSTAINABLE FUTURE AGCO Continues to Drive Sustainable Practices via Our Strategic Pillars SOIL HEALTH AND CARBON SEQUESTRATION INTEGRATE SOIL HEALTH BEST PRACTICE into Farm Trials and Demonstrations DEVELOP NEW SENSORS, TECHNOLOGIES AND MACHINE FEATURES to Support Soil Health and Carbon Sequestration DECARBONIZING OUR OPERATIONS AND PRODUCTS DECREASE GHG INTENSITY by 20% and Reach 60% Renewable Energy use by 2026 INVEST IN TECHNOLOGIES to Reduce Carbon Emissions of Products In-use COMMERCIAL AVAILABILITY of Fendt e100 in 2024 ELEVATING EMPLOYEE SAFETY ESTABLISH GLOBAL NEAR MISS AND HAZARD REPORTING in 2023 TOTAL CASE INCIDENT RATE OF 1.5 by 2025 PRIORITIZING ANIMAL WELFARE IN FOOD PRODUCTION DELIVER ANIMAL WELFARE INNOVATIONS Across Protein Brand Portfolio by 2025 12 DEFINING WELFARE PRIORITIES Leveraging Expert Advisory Panel And Integrate Welfare Criteria into Product Development Process

Damon Audia | Chief Financial Officer STRENGTHENING OUR FINANCIAL OUTLOOK 1

INVESTOR DAYSTRENGTHENING OUR FINANCIAL OUTLOOK | 2 (1) Free Cash Flow conversion is defined as (Cash Flow from Operations less Capex)/ Adj. Net Income FINANCIAL GOALS 12% Adj. Operating Margin at Mid-Cycle 2026 TARGET 4% - 5% Above Industry Volume Growth 75% - 100% Annual Free Cash Flow Conversion(1) ANNUAL PERFORMANCE

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 2013 8.4% 2014 7.2% 2015 5.1% 2016 4.0% 2017 5.0% 2018 5.4% 2019 5.9% 2020 7.0% 2021 9.1% 2022 F 9.9% 0% 2% 4% 6% 8% 10% 12% 14% 80 85 90 95 100 105 110 115 120 O P E R A T IN G M A R G IN INDUSTRY LEVEL (% OF 10 YEAR AVERAGE) Mid-Cycle (MC) Actual/Forecast 3 HISTORICAL OPERATING MARGINS

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 4 VALUE CREATION (VC) LINE 2013 8.4% 2014 7.2% 2015 5.1% 2016 4.0% 2017 5.0% 2018 5.4% 2019 5.9% 2020 7.0% 2021 9.1% 2022 F 9.9% 0% 2% 4% 6% 8% 10% 12% 14% 80 85 90 95 100 105 110 115 120 O P E R A T IN G M A R G IN INDUSTRY LEVEL (% OF 10 YEAR AVERAGE) Mid-Cycle (MC) Actual/Forecast REFLECTS 10-YEAR AVERAGE OPERATING MARGINS ACROSS CYCLES

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 5 MID-CYCLE OPERATING MARGINS 2013-2018 2013 8.4% 2014 7.2% 2015 5.1%2016 4.0% 2017 5.0% 2018 5.4% 0% 2% 4% 6% 8% 10% 12% 14% 80 85 90 95 100 105 110 115 120 O P E R A T IN G M A R G IN INDUSTRY LEVEL (% OF 10 YEAR AVERAGE) Mid-Cycle (MC) Actual Actual at Mid-Cycle HISTORICAL MID-CYCLE MARGINS RELATIVELY CONSISTENT

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 2013 – 2018 MC (Average) 6.0% 2019 5.9% 2020 7.0% 2021 9.1% 2022 F 9.9% 0% 2% 4% 6% 8% 10% 12% 14% 80 85 90 95 100 105 110 115 120 O P E R A T IN G M A R G IN INDUSTRY LEVEL (% OF 10 YEAR AVERAGE) Mid-Cycle (MC) Actual/Forecast Actual/Forecast at Mid-Cycle 2019 MC 6.7% 2020 MC 7.7% 2021 MC 8.4% 2022 F MC 9.0% 6 DEMONSTRATED OPERATING MARGIN IMPROVEMENT THROUGH STRATEGY EXECUTION 300 BPS MID-CYCLE MARGIN IMPROVEMENT OVER THE LAST 4 YEARS

INVESTOR DAY 7 REDUCING CYCLE EXPOSURE Strong Market Positioning and Attractive Strategic Initiatives STRENGTHENING OUR FINANCIAL OUTLOOK | TARGETING 4% - 5% ANNUAL GROWTH ABOVE INDUSTRY DELIVERING MORE CONSISTENT EARNINGS THROUGHOUT THE CYCLES SUSTAINABILITY GLOBAL FENDT FULL-LINE PRECISION AG GLOBAL PARTS & SERVICES BUSINESS

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAYSTRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 8 (1) Assumes 2016 industry level Increasing Operating Margins Throughout the Cycle RAISING THE BAR 12% OPERATING MARGINS COULD BE ACCELERATED IF INDUSTRY REMAINS ABOVE MID-CYCLE Current Cycle 2026 Cycle Targets 9% 12% Trough Target Mid-Cycle Target Above Mid-Cycle 4.0% 9.0% 9.9% Last Trough (2016) 2022 Estimate at Mid-Cycle 2022 Forecast (1)

INVESTOR DAY ADDRESSABLE MARKET 29% 27% 12% 8% 7% 7% 4% 3% 2% 1% Fertilizer Machinery (Fixed) Machinery Fuel Crop Protection Seed Hired Labor Repairs & Maintenance Grain Drying Other 9 STRENGTHENING OUR FINANCIAL OUTLOOK | FARMER-FIRST FOCUS IS EXPANDING ADDRESSABLE MARKET AND SHARE OF FARMERS` SPEND

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY Engineering Direct Returns to Shareholders M&A Capex 10 STRONG BALANCE SHEET AND FREE CASH FLOW Supports Investment Through the Cycle Balanced Capital Allocation Priorities FULLY FUNDED Engineering and Technology Investment STRATEGIC M&A Focused on Technology Advancements and Portfolio Expansion ESTABLISHED DIVIDEND Reflective of Quarterly and Variable Special Dividend CAPITAL EXPENDITURES Increasing Capacity while Modernizing Operations INVESTMENT GRADE BALANCE SHEET WITH LIMITED CALLS ON CASH PROVIDE SIGNIFICANT OPPORTUNITY TO CONTINUE GROWTH ~$3 Billion In Capex, M&A and Direct Returns Over Last 5 Years

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY Maintain Investment Grade Credit Ratings Engineering and Capital Investment Supporting Growth Pillars Opportunistically Seek to Accelerate Technology Product Offerings Consistent Quarterly Dividends, Special Variable Dividends, and Periodic Share Repurchases 11 DISCIPLINED CAPITAL ALLOCATION PRIORITIES STRONG BALANCE SHEET ORGANIC INVESTMENT ACQUISITIONS RETURN CASH TO SHAREHOLDERS

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 2023 GUIDANCE ASSUMPTIONS Retail Units End-Market Growth 12 North America ~ Flat Western Europe ~ Flat South America 0-5% GROWTH

INVESTOR DAY 13 STRENGTHENING OUR FINANCIAL OUTLOOK | ~$14B Net Sales ~$13.50 EPS ~$375M Capex 75% - 100% Free Cash Flow Conversion(1) A STRONGER BUSINESS WITH ATTRACTIVE GROWTH OPPORTUNITIES 2023 Guidance (1) Free Cash Flow conversion is defined as (Cash Flow from Operations less Capex) / Adj. Net Income

INVESTOR DAYSTRENGTHENING OUR FINANCIAL OUTLOOK | STRONG FINANCIAL OUTLOOK Driving Momentum Throughout the Business 12% Adj. Operating Margin at Mid-Cycle 2026 TARGET 4% - 5% Above Industry Volume Growth 75% - 100% Annual Free Cash Flow Conversion(1) ANNUAL PERFORMANCE FINANCIAL GOALS (1) Free Cash Flow conversion is defined as (Cash Flow from Operations less Capex)/ Adj. Net Income 14

INVESTOR DAYSTRENGTHENING OUR FINANCIAL OUTLOOK | INVESTMENT THESIS LARGEST PURE PLAY FARM EQUIPMENT MANUFACTURER with Attractive Global Market Position Proven History of CONSISTENT STRATEGIC EXECUTION Targeted Long-term Strategy PROPELS GROWTH and OPTIMIZES PROFITABILITY Leveraged and Enhanced PRECISION AG Technology Within Strong Brand Portfolio DELIVERS SUSTAINABLE AGRICULTURE SOLUTIONS STRONG Capital Allocation Framework and Consistent Free Cash Flow GENERATION 15

16 APPENDIX

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 17 Non-GAAP To GAAP Reconciliation (In millions, except per share amounts) (1) Rounding may impact summation of amounts

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 18 Non-GAAP To GAAP Reconciliation (In millions, except per share amounts) Years Ended December 31, 2021 2020 Income From Operations Net Income(1) Net Income Per Share(1) Income From Operations Net Income(1) Net Income Per Share(1) As reported $ 1,001.4 $ 897.0 $ 11.85 $ 599.7 $ 427.1 $ 5.65 Goodwill impairment charge — — — 20.0 10.0 0.13 Restructuring expenses 15.3 11.8 0.16 19.7 19.5 0.26 Gain on sale of investment in affiliate — — — — (32.5) (0.43) Deferred income tax adjustment — (123.4) (1.63) — — — As adjusted $ 1,016.7 $ 785.4 $ 10.38 $ 639.4 $ 424.2 $ 5.61 (1) Rounding may impact summation of amounts

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 19 Non-GAAP To GAAP Reconciliation (In millions, except per share amounts) Years Ended December 31, 2019 2018 Income From Operations Net Income(1) Net Income Per Share(1) Income From Operations Net Income(1) Net Income Per Share As reported $ 348.1 $ 125.2 $ 1.63 $ 489.0 $ 285.5 $ 3.58 Impairment charges 176.6 176.6 2.29 — — — Deferred income tax adjustment — 53.7 0.70 — — — Restructuring expenses 9.0 8.3 0.11 12.0 8.7 0.11 Swiss tax reform — (21.8) (0.28) — — — Extinguishment of debt — — — — 24.4 0.31 U.S. tax reform — — — — (8.5) (0.11) As adjusted $ 533.7 $ 341.9 $ 4.44 $ 501.0 $ 310.2 $ 3.89 (1) Rounding may impact summation of amounts

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 20 Non-GAAP To GAAP Reconciliation (In millions, except per share amounts) Years Ended December 31, 2017 2016 Income From Operations Net Income Net Income Per Share Income From Operations Net Income Net Income Per Share As reported $ 403.3 $ 186.4 $ 2.32 $ 288.4 $ 160.1 $ 1.96 Restructuring expenses 11.2 8.8 0.11 11.9 9.9 0.12 Non-cash expense related to waived stock compensation 4.8 4.8 0.06 — — — Deferred income tax adjustment — — — — 31.6 0.39 U.S. tax reform — 42.0 0.52 — — — As adjusted $ 419.3 $ 242.0 $ 3.02 $ 300.3 $ 201.6 $ 2.47 (1) Rounding may impact summation of amounts

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 21 Non-GAAP To GAAP Reconciliation (In millions, except per share amounts) Years Ended December 31, 2015 2014 Income From Operations Net Income (1) Earnings Per Share (1) Income From Operations Net Income (1) Earnings Per Share (1) As adjusted $ 383.4 $ 282.5 $ 3.24 $ 692.9 $ 442.6 $ 4.70 Restructuring and other infrequent expenses 22.3 16.1 0.18 46.4 32.2 0.34 As reported $ 361.1 $ 266.4 $ 3.06 $ 646.5 $ 410.4 $ 4.36 (1) Rounding may impact summation of amounts

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY 22 Non-GAAP To GAAP Reconciliation (In millions, except per share amounts) Years ended December 31, 2013 2012 Income From Operations Net Income (1) Net Income Per Share (1) Income From Operations Net Income (1) Net Income Per Share (1) As adjusted $ 900.7 $ 597.2 $ 6.01 $ 715.6 $ 517.6 $ 5.25 Tax adjustments — — — — (26.9) (0.27) Impairment charge — — — 22.4 22.4 0.22 As reported $ 900.7 $ 597.2 $ 6.01 $ 693.2 $ 522.1 $ 5.30 (1) Rounding may impact summation of amounts

STRENGTHENING OUR FINANCIAL OUTLOOK | INVESTOR DAY Free Cash Flow Note: Free cash flow is defined as net cash (used in) provided by operating activities less capital expenditures. $M Non-GAAP To GAAP Reconciliation 23 Nine months Free Cash Flow: 2021 Operating Cash Flow 660 (295) Less: Capital Expenditures (27 0) (27 1) Free Cash Flow 390 (566) Adjusted Net Income 7 85 596 Annual Free Cash Flow Conversion 50% -95% ended 9/30/2022